UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2011 (July 7, 2011)

DE ACQUISITION 3, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53926	27-2205684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o New Asia Partners LLC US Bancorp Center, Suite 2690 800 Nicollet Mall Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 279 – 2030
(Registrant’s telephone number, including area code)
None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

 Item 5.03 – Amendment to Articles of Incorporation and Bylaws

On July 8, 2011 (the “Effective Date”), DE Acquisition 3, Inc. (the “Company”) amended and restated its certificate of incorporation (the “Amended Certificate”) to, among other things:

(a)
decrease our authorized capital stock from 500,000,000 shares of common stock, par value $0.0001 (“Common Stock”) per share and 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) to 75,000,000 shares of Common Stock and 4,000,000 shares of Preferred Stock; and

(b)	provide the Board with the authority to amend and restate the Company’s bylaws; and

(c)
limit the personal liability of the Company’s directors to the Company or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director; except that any director may be liable to the extent provided by applicable law for (i) breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or  (iv) for any transaction from which the director derived an improper personal benefit; and

(d)
provide that the Company shall indemnify, to the fullest extent permissible by Section 145 of the Delaware General Corporation Law, as amended from time to time, each person that such section grants the Company the power to indemnify; and

Additionally, effective July 7, 2011, the Company’s amended and restated bylaws (the “Amended Bylaws”) as described in the Company’s Information Statement filed with the Securities and Exchange Commission on June 17, 2011 became effective.  The Amended Bylaws were adopted by the board of directors of the Company and the Company’s shareholders for the purpose of granting the board of directors of the Company the authority to adopt, amend or repeal its bylaws without the need to obtain shareholder approval.

The descriptions of the Amended Certificate and Amended Bylaws included herein are intended to be a summary only and are qualified in their entirety by the provisions of the Amended Certificate and Amended Bylaws attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively.

 Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation, filed with the State of Delaware on July 8, 2011.
3.2	Amended and Restated Bylaws, dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DE ACQUISITION 3, INC.

Date: July 13, 2011	By:	/s/Dennis Nguyen
Dennis Nguyen
President